UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2009

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its December 9, 2009 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tredegar Corporation (the “Corporation”) approved the following compensatory arrangements with the Corporation’s named executive officers.

Executive Officer Salary Restoration

As reported in the Current Report on Form 8-K filed by the Corporation with the Securities and Exchange Commission (the “SEC”) on May 22, 2009, certain named executive officers of the Corporation voluntarily agreed to reduce their annual base salaries, effective June 1, 2009, in support of the Corporation’s cost reduction initiatives.

At its meeting on December 9, 2009, the Compensation Committee approved the restoration, effective as of the last pay period in December, 2009, of the annual base salaries for those executive officers to their levels prior to the salary reductions, as indicated below.

Name	Title	Salary Restoration % (Amount)	Annual Base Salary After Restoration
John D. Gottwald	President and CEO	25% ($135,000)	$540,000
Nancy M. Taylor	Corporate Executive Vice President and President, Tredegar Film Products Corporation	15% ($60,001)	$400,008
Duncan A. Crowdis	Corporate Vice President and President, The William L Bonnell Company, Inc.	12% ($33,600)	$280,000

Executive Officer Salary Increases Following New Executive Officer Appointments

At its meeting on December 9, 2009, due to the executive officer appointments as reported in two separate Current Reports on Form 8-K filed by the Corporation with the SEC on December 2, 2009, the Compensation Committee approved certain annual base salary increases to the amounts and on the effective dates set forth below opposite each such executive officer’s name, in light of each such executive officer’s increased duties and responsibilities associated with their new positions.

Name	Title	Annual Base Salary After Increase	Effective Date
Nancy M. Taylor	President and CEO	$700,000	January 31, 2010
Kevin A. O’Leary	Vice President, Chief Financial Officer and Treasurer	$310,000	December 11, 2009

Due to his appointment as Controller and Principal Accounting Officer of the Corporation as

reported in the Current Report on Form 8-K filed by the Corporation with the SEC on December 2, 2009, Frasier W. Brickhouse, II, received an annual base salary increase, effective December 11, 2009, to the amount indicated below:

Name	Title	Annual Base Salary After Increase
Frasier W. Brickhouse, II	Controller and Principal Accounting Officer	$165,000

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 10, 2009, the Board of Directors of the Corporation approved, effective as of that date, certain amendments to the advance notice provisions of the Corporation’s Bylaws (which provisions have been in effect since the Corporation’s spin-off from Ethyl Corporation in July, 1989), as well as several conforming, updating and other minor procedural changes.

(1)           The principal amendments are set forth in Section 10 of Article I and Section 5 of Article II of the Bylaws (requiring advance notice to the Corporation of proposals by shareholders to conduct items of business or nominate directors, respectively) and are summarized below.

The required notices from shareholders to present proposals of business or make nominations at annual meetings have been expanded to require the shareholder to include the following:

•	description of agreements or arrangements between the shareholder and any other person(s) in connection with the proposal of business or director nominations;

•
description of agreements or arrangements entered into by the shareholder with the intent to mitigate loss, manage risk or benefit from changes in the stock price or increase or decrease the voting power of the shareholder; and

•
updated notice promptly after the later of the record date or the first public announcement of the record date with respect to any changes in certain information in the initial notice (shares beneficially owned by the proponent as of the record date and agreements or arrangements described in the two bullet points above).

In both these Sections, the advance notice time period has been changed from 90 days before the anniversary date of the Corporation’s previous year’s annual meeting to 120 days before such anniversary date.

As a result of the above changes, insofar as the requirements of the Corporation’s Bylaws as amended are concerned, the date by which notices from shareholders of proposed items of business to be conducted or nominations of directors for the Corporation’s 2010 annual meeting must be received by the Secretary of the Corporation is the close of business on January 19, 2010.  Any shareholder proposal to which SEC Rule 14a-8 applies will also be subject to the separate notice and other provisions of that Rule.

(2)           Article I, Section 5 and Article II, Section 4 have been amended to authorize the

Corporation to use more modern methods of giving notice of meetings of shareholders and directors, respectively, as now or in the future authorized by Virginia law, including by electronic transmissions to the extent consented to by the shareholder or director.

Additional amendments include provisions that (i) clarify the authority of the Board of Directors to postpone a shareholders’ meeting and the Chairman of the Board (or other chair of a meeting) to adjourn a shareholders’ meeting and (ii) update the Bylaws to take advantage of procedures now permitted by, or otherwise to conform to, current Virginia corporate law, and remove language no longer necessary or relevant.

The preceding summary is qualified in its entirety by reference to the full text of the Corporation’s Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01                      Other Events.

Non-Employee Director Compensation

As reported in the Current Report on Form 8-K filed by the Corporation with the SEC on May 22, 2009, Norman A. Scher, the Corporation’s Vice Chairman of the Board, who is also an employee of the Corporation and receives an annual base salary but does not receive any compensation for his service as a Director, voluntarily agreed to reduce his annual base salary, effective June 1, 2009, in support of the Corporation’s cost reduction initiatives.

At its meeting on December 9, 2009, the Nominating and Governance Committee of the Board of Directors of the Corporation approved the restoration, effective as of the last pay period in December, 2009, of the annual base salary for Mr. Scher to its level prior to the salary reduction, as indicated below.

Name	Title	Salary Restoration % (Amount)	Annual Base Salary After Restoration
Norman A. Scher	Vice Chairman	10% ($18,500)	$185,000

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of December 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                              TREDEGAR CORPORATION

Company Name

Date: December 15, 2009	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT                                DESCRIPTION

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of December 10, 2009.